                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-12

                                ICAP FUNDS, INC.
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     1) Title of each class of securities to which transaction applies: N/A

     2) Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4) Proposed maximum aggregate value of transaction: N/A

     5) Total fee paid: N/A

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: N/A

     2) Form, Schedule or Registration Statement No.: N/A

     3) Filing Party: N/A

     4) Date Filed: N/A

                                ICAP FUNDS, INC.
                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                        SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007


March 26, 2007


To Our Shareholders:

     I am writing to ask for your vote on an important matter concerning ICAP Funds, Inc. (the "Company"). The Company, a Maryland corporation, currently offers 3 separate series of funds (the "Funds"), which are listed in the accompanying Notice of Special Meeting and Proxy Statement. Please take note that the Special Meeting of Shareholders (the "Special Meeting") of the Funds will be held on May 4, 2007, beginning at 11:30 a.m., Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     At the Special Meeting, as explained in the accompanying proxy statement, you will be asked to vote on the following proposals:

          1. To elect eight Directors to the Board of Directors of the Company; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Proposal 1, which concerns all the Funds, is described in more detail in the accompanying Notice of Special Meeting and Proxy Statement. The Board of Directors of the Company recommends that you read the enclosed materials carefully and then submit a vote "FOR" the election of each nominee for Director.


     THE ELECTION OF A NEW BOARD OF DIRECTORS OF THE COMPANY WILL NOT RESULT IN ANY MATERIAL CHANGES FOR EXISTING SHAREHOLDERS OF THE FUNDS. ICAP, INSTITUTIONAL CAPITAL LLC'S PORTFOLIO MANAGERS AND KEY PERSONNEL, AND DAY-TO-DAY MANAGEMENT OF THE FUNDS WILL NOT CHANGE AS A RESULT OF THE ELECTION OF THE NEW BOARD OF DIRECTORS.


     Your vote is very important to us regardless of the number of shares of the Funds you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on May 4, 2007. You will receive a proxy card. There are several ways to vote your shares, including by mail, telephone, and through the Internet. Please refer to the proxy card for more information on how to vote. If we do not re-ceive a response from you by one of these methods, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions regarding your vote, please contact the Company by calling toll-free 1-800-MAINSTAY (1-800-624-6782). We will get you the answers that you need promptly.

     We appreciate your participation and prompt response in this matter, and thank you for your continued support.

                                       Sincerely,

                                       /s/ Stephen P. Fisher
                                       Stephen P. Fisher
                                       President

Encl.

                                ICAP FUNDS, INC.
                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010


MAINSTAY ICAP EQUITY FUND


MAINSTAY ICAP SELECT EQUITY FUND


MAINSTAY ICAP INTERNATIONAL FUND


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007

TO THE SHAREHOLDERS OF ICAP FUNDS, INC.:

     NOTICE IS HEREBY GIVEN that the Board of Directors (the "Board" or the "Directors") of ICAP Funds, Inc. (the "Company"), which currently offers the three series listed above (the "Funds"), invites you to attend a Special Meeting of Shareholders ("Special Meeting") of the Company. The Special Meeting will be held on May 4, 2007, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 11:30 a.m. Eastern time.

     At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Funds will be asked to consider and approve the following Proposals:

          1. To elect eight Directors to the Board of Directors of the Company; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and Proposal 1 above. You may vote at the Special Meeting if you are the record owner of shares of one or more of the Funds as of the close of business on February 20, 2007. If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke the proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

     Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Company for additional information by calling toll-free 1-800-MAINSTAY (1-800-624-6782).

                                       By order of the Board of Directors,

                                       -s- Marguerite E. H. Morrison
                                       Marguerite E. H. Morrison
                                       Secretary

                                       March 26, 2007

                             ---------------------

                               IMPORTANT NOTICE:
  PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY
   IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED
                                     PROXY.
                             ---------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

     FOR EXAMPLE:

REGISTRATION                                   VALID
------------                    ------------------------------------
CORPORATE ACCOUNTS
(1) ABC Corp. ...............   ABC Corp. John Doe, Treasurer
(2) ABC Corp. ...............   John Doe
(3) ABC Corp. c/o John Doe...   John Doe
(4) ABC Corp. Profit Sharing
  Plan.......................   John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership......   Jane B. Smith, Partner
(2) Smith and Jones, Limited
  Partnership................   Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
  u/t/d 12/28/78.............   Jane B. Doe, Trustee u/t/d/ 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o
  John B. Smith, Jr. UGMA/
  UTMA.......................   John B. Smith, Custodian f/b/o/ John
                                B. Smith Jr., UGMA/UTMA
(2) Estate of John B.
  Smith......................   John B. Smith, Jr., Executor Estate
                                of John B. Smith

     Please choose one of the following options to vote your shares:


     1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.



     2. VOTE THROUGH THE INTERNET. You may cast your vote by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.



     3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.



     4. VOTE IN PERSON AT THE SPECIAL MEETING.

                                ICAP FUNDS, INC.
                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010


MAINSTAY ICAP EQUITY FUND


MAINSTAY ICAP SELECT EQUITY FUND


MAINSTAY ICAP INTERNATIONAL FUND


                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007

INTRODUCTION

     This Proxy Statement is being furnished to shareholders of the ICAP Funds, Inc. (the "Company"), in connection with the solicitation of proxies relating to the Company and its series listed above (each a "Fund"), by the Board of Directors of the Company (the "Board" or the "Directors"), for a Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on May 4, 2007, beginning at 11:30 a.m. Eastern time.

     THE BOARD IS SOLICITING PROXIES FROM SHAREHOLDERS WITH RESPECT TO THE FOLLOWING PROPOSALS (THE "PROPOSALS"), AS THEY ARE DESCRIBED IN DETAIL IN THIS PROXY STATEMENT:

PROPOSALS:

          1. To elect eight Directors to the Board of Directors of the Company; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Only shareholders of record who owned shares of one or more of the Funds at the close of business on February 20, 2007 ("Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of a Fund that you own entitles you to one (1) vote with respect to any Proposal on which that Fund's shareholders are entitled to vote (a fractional share has a fractional vote). Proposal 1 affects all Funds. Any business properly to come before the Special Meeting and any adjournments or postponements thereof may affect one or more of the Funds.


     The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card beginning on or about March 26, 2007 to all shareholders of record of the Funds as of the Record Date. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM.

     It is important for you to vote on each Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS
                           AFFECTED FUNDS: ALL FUNDS

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

     The purpose of this Proposal is to elect the Board of Directors that will assume office at or prior to the Board meeting currently scheduled for June 7, 2007 or upon such later date of the Directors' election by shareholders. At a Board of Directors meeting held on February 8, 2007, the current Directors of the Company unanimously nominated the eight persons described below for election as Directors (each a "Nominee").

     The Board currently is composed of five members: Lawrence Glacken, Susan B. Kerley, Peter Meenan, Robert P. Mulhearn and Brian A. Murdock. Three of the Nominees, Ms. Kerley, Mr. Meenan and Mr. Murdock currently are members of the Board of Directors; five are not, but serve as directors/trustees of other funds in the complex of funds managed by NYLIM or its affiliates (the "Fund Complex").

     These nominations are the result of an effort on the part of the Board, the other boards in the Fund Complex and NYLIM to consolidate the membership of the boards so that the same members serve on each board. Over the course of several months, the Board and its members met with representatives of the other boards in the Fund Complex and NYLIM's senior management to consider NYLIM's proposal to consolidate the membership of these boards. In reaching the conclusion that a consolidation of the Board's members with the members of the other boards is in the best interests of the Funds and their shareholders, the Board considered the following factors:

     - the benefits from streamlining Board communications;

     - opportunities for enhanced efficiency of Board oversight;

     - potential cost savings from a consolidation of Board members and Board meetings;

     - the projected number and type of funds to be overseen by the Board members; and

     - the proposed process, timing and costs for implementing the consolidation.

     Additionally, the Board considered the opportunities for enhanced services from NYLIM as a result of the proposed consolidation. The Board also noted that the proposed Board structure would be consistent with many other similarly situated fund groups.

     Members of the Board's Nominating Committee ("Committee") met with each Nominee prior to his or her nomination to the Board, and the Committee considered each Nominee's qualifications in accordance with the Committee's policies and procedures for the consideration of board member candidates and recommended his or her nomination to the Board. Based on this recommendation, the Board nominated each of the Nominees to the Board. Likewise, the boards of the other funds in the Fund Complex also have approved the consolidation proposal on behalf of their funds and have nominated the same eight Nominees to serve on their respective boards.


     As part of the consolidation proposal, certain of the current members of each board determined not to stand for reelection. If this Proposal is approved, the following current members of the Board of Directors have agreed to resign from the Board: Lawrence Glacken and Robert P. Mulhearn. Mr. Glacken and Mr. Mulhearn are expected to accept a one time payment from NYLIM in recognition of their services as Board members of other registered investment companies managed by NYLIM. The Funds do not have a retirement plan and the Directors that are not standing for reelection will not receive any payment from the Funds in connection with their resignation.


     All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Special Meeting, any Nominee becomes unable to serve, the proxies that otherwise would have been voted for such Nominee will be voted for such substitute nominee as may be selected by the current Board of Directors.

WHO ARE THE NOMINEES TO THE BOARD?

     The table below lists the Nominees, their dates of birth, current positions held with the Company, length of time served, term of office, principal occupations during the last five years, number of funds in the Fund Complex currently overseen by the Nominee, and other directorships held outside of the Company. A table with similar information concerning the officers of the Company is also set forth be-low. The business address of each Nominee is 51 Madison Avenue, New York, New York 10010.

     Nominees who are not "interested persons" of the Company (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) are referred to herein as "Independent Directors." Nominees who are deemed to be "interested persons" of the Company under the 1940 Act are referred to as "Interested Directors."

                               DIRECTOR NOMINEES

                                                                                  NUMBER OF FUNDS
                                                                                 AND PORTFOLIOS IN
                                                                                 THE FUND COMPLEX
                                         TERM OF OFFICE*        PRINCIPAL            CURRENTLY
NAME AND DATE OF       POSITION(S) HELD   AND LENGTH OF    OCCUPATION(S) DURING     OVERSEEN BY     OTHER DIRECTORSHIPS
BIRTH                  WITH THE COMPANY    TIME SERVED         PAST 5 YEARS           NOMINEE         HELD BY NOMINEE
----------------       ----------------  ----------------  --------------------  -----------------  --------------------
INDEPENDENT DIRECTOR NOMINEES
Susan B. Kerley**      Chairman and      Indefinite;       Partner, Strategic           21          Chairman since 2005
8/12/51                Director          Chairman and      Management Advisors                      and Director since
                                         Director since    LLC (1990 to                             1990, Eclipse Funds
                                         August 2006       present)                                 Inc. (15 funds);
                                                                                                    Chairman since 2005
                                                                                                    and Trustee since
                                                                                                    2000, Eclipse Funds
                                                                                                    (3 funds); Trustee
                                                                                                    since 1991, Legg
                                                                                                    Mason Partners Funds
                                                                                                    (30 funds)
Alan R. Latshaw        None              N/A               Retired; Consultant          19          Trustee and Audit
3/27/51                                                    (2004-2006), The                         and Compliance
                                                           MainStay Funds Audit                     Committee Chairman
                                                           and Compliance                           since March 2006 and
                                                           Committee; Partner,                      Audit Committee
                                                           Ernst & Young LLP                        Financial Expert
                                                           (2002 to 2003);                          since May 2006, The
                                                           Partner, Arthur                          MainStay Funds (19
                                                           Andersen LLP (1976                       funds); Trustee
                                                           to 2002)                                 since 2005, State
                                                                                                    Farm Associates
                                                                                                    Funds Trust (3
                                                                                                    funds); Trustee
                                                                                                    since 2005, State
                                                                                                    Farm Mutual Fund
                                                                                                    Trust (15 funds);
                                                                                                    Trustee since 2005,
                                                                                                    State Farm Variable
                                                                                                    Product Trust (9
                                                                                                    funds); Trustee
                                                                                                    since 2005, Utopia
                                                                                                    Funds (4 funds)
Peter Meenan**         Director; Audit   Indefinite;       Independent                  21          Director since 2002,
12/5/41                Committee         Director, Audit   Consultant;                              Audit Committee
                       Chairman and      Committee         President and Chief                      Chairman and Audit
                       Audit Committee   Chairman and      Executive Officer,                       Committee Financial
                       Financial Expert  Audit Committee   Babson- United Inc.                      Expert since 2003,
                                         Financial Expert  (financial services                      Eclipse Funds Inc.
                                         since August      firm) (2000 to                           (15 funds); Trustee
                                         2006              2004); Independent                       since 2002, Audit
                                                           Consultant (1999 to                      Committee Chairman
                                                           2000); Head of                           and Audit Committee
                                                           Global Funds,                            Financial Expert
                                                           Citicorp (1995 to                        since 2003, Eclipse
                                                           1999)                                    Funds (3 funds)

                                                                                  NUMBER OF FUNDS
                                                                                 AND PORTFOLIOS IN
                                                                                 THE FUND COMPLEX
                                         TERM OF OFFICE*        PRINCIPAL            CURRENTLY
NAME AND DATE OF       POSITION(S) HELD   AND LENGTH OF    OCCUPATION(S) DURING     OVERSEEN BY     OTHER DIRECTORSHIPS
BIRTH                  WITH THE COMPANY    TIME SERVED         PAST 5 YEARS           NOMINEE         HELD BY NOMINEE
----------------       ----------------  ----------------  --------------------  -----------------  --------------------
Richard H. Nolan, Jr.  None              N/A               Managing Director,           25          Director since March
11/16/46                                                   ICC Capital                              2006, MainStay VP
                                                           Management;                              Series Fund, Inc.
                                                           President,                               (25 portfolios)
                                                           Shields/Alliance,
                                                           Alliance Capital
                                                           Management (1994-
                                                           2004)
Richard S. Trutanic    None              N/A               Chairman (1990 to            19          Trustee since 1994,
2/13/52                                                    present) and Chief                       The MainStay Funds
                                                           Executive Officer                        (19 funds)
                                                           (1990 to 1999),
                                                           Somerset Group
                                                           (financial advisory
                                                           firm); Managing
                                                           Director and
                                                           Advisor, The Carlyle
                                                           Group (private
                                                           investment firm)
                                                           (2002 to 2004);
                                                           Senior Managing
                                                           Director and
                                                           Partner, Groupe
                                                           Arnault S.A.
                                                           (private investment
                                                           firm) (1999 to 2002)
Roman L. Weil 5/22/40  None              N/A               V. Duane Rath                25          Director since 1994,
                                                           Professor of                             MainStay VP Series
                                                           Accounting, Graduate                     Fund, Inc. (25
                                                           School of Business,                      portfolios)
                                                           University of
                                                           Chicago; President,
                                                           Roman L. Weil
                                                           Associates, Inc.
                                                           (consulting firm);
                                                           Director, Ygomi LLC
                                                           (information and
                                                           communications
                                                           technology company)
                                                           (since July 2006)
John A. Weisser, Jr.   None              N/A               Retired. Managing            25          Director since 1997,
10/22/41                                                   Director of Salomon                      MainStay VP Series
                                                           Brothers, Inc. (1981                     Fund, Inc. (25
                                                           to 1995)                                 portfolios); Trustee
                                                                                                    since March 2007,
                                                                                                    Direxion Funds (57
                                                                                                    funds) Trustee since
                                                                                                    March 2007, Direxion
                                                                                                    Insurance Trust (45
                                                                                                    funds)

                                                                                  NUMBER OF FUNDS
                                                                                 AND PORTFOLIOS IN
                                                                                 THE FUND COMPLEX
                                         TERM OF OFFICE*        PRINCIPAL            CURRENTLY
NAME AND DATE OF       POSITION(S) HELD   AND LENGTH OF    OCCUPATION(S) DURING     OVERSEEN BY     OTHER DIRECTORSHIPS
BIRTH                  WITH THE COMPANY    TIME SERVED         PAST 5 YEARS           NOMINEE         HELD BY NOMINEE
----------------       ----------------  ----------------  --------------------  -----------------  --------------------
INTERESTED DIRECTOR NOMINEE
Brian A. Murdock***    Chief Executive   Indefinite;       Member of the Board          65          Trustee and Chairman
3/14/56                Officer and       Chief Executive   of Managers and                          since September 2006
                       Director          Officer and       President (since                         and Chief Executive
                                         Director August   2004) and since                          Officer since July
                                         2006              Chief Executive                          2006, The MainStay
                                                           Officer (since July                      Funds (19 funds),
                                                           2006), NYLIM and New                     Director and
                                                           York Life Investment                     Chairman since
                                                           Management Holdings                      September 2006,
                                                           LLC; Senior Vice                         MainStay VP Series
                                                           President, New York                      Fund, Inc. (25
                                                           Life Insurance                           portfolios)
                                                           Company (since
                                                           2004); Chairman of
                                                           the Board and
                                                           President, NYLIFE
                                                           Distributors LLC
                                                           (since 2004); Member
                                                           of the Board of
                                                           Managers, Madison
                                                           Capital Funding LLC
                                                           (since 2004), NYLCAP
                                                           Manager LLC (since
                                                           2004) and
                                                           Institutional
                                                           Capital LLC (since
                                                           July 2006); Chairman
                                                           and Trustee (since
                                                           September 2006) and
                                                           Chief Executive
                                                           Officer (since July
                                                           2006), The MainStay
                                                           Funds; Chairman and
                                                           Director (since
                                                           September 2006) and
                                                           Chief Executive
                                                           Officer (since July
                                                           2006), MainStay VP
                                                           Series Fund, Inc.;
                                                           Chief Executive
                                                           Officer, Eclipse
                                                           Funds and Eclipse
                                                           Funds Inc. (since
                                                           July 2006); Chief
                                                           Operating Officer,
                                                           Merrill Lynch
                                                           Investment Managers
                                                           (2003 to 2004);
                                                           Chief Investment
                                                           Officer, MLIM Europe
                                                           and Asia (2001 to
                                                           2003); President,
                                                           Merrill Japan and
                                                           Chairman, MLIM
                                                           Pacific Region (1999
                                                           to 2001)

---------------

* If elected/reelected a Director, each Nominee will serve an indefinite term of office.

**  This Nominee is currently a Director of the Company.

*** Mr. Murdock is currently a Director of the Company and may be deemed to be an Interested Director because of his affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIM, Institutional Capital LLC, MacKay Shields LLC, McMorgan & Company LLC, and NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

     The Company's Articles of Incorporation do not provide for the annual election of Directors. However, in accordance with the 1940 Act, the Company will hold a shareholders' meeting for the election of Directors at such times as
(1) less than a majority of the Directors holding office have been elected by shareholders, or (2) if, after filling a vacancy on the Board of Directors, less than two-thirds of the Directors holding office would have been elected by the shareholders. Except for the foregoing circumstances, and barring a Director's resignation, death or incapacity to perform his or her duties, a Director's term of office is indefinite.

                OFFICERS OF THE COMPANY (WHO ARE NOT DIRECTORS)*


                          TERM OF OFFICE, POSITION(S)
                             HELD WITH COMPANY AND     PRINCIPAL OCCUPATION(S) DURING
NAME AND DATE OF BIRTH         LENGTH OF SERVICE                PAST 5 YEARS
----------------------    ---------------------------  ------------------------------
ROBERT A. ANSELMI         Indefinite; Chief Legal      Senior Managing Director,
10/19/46                  Officer since August 2006    General Counsel and Secretary,
                                                       New York Life Investment
                                                       Management LLC (including
                                                       predecessor advisory
                                                       organizations) and New York
                                                       Life Investment Management
                                                       Holdings LLC; Senior Vice
                                                       President, New York Life
                                                       Insurance Company; Vice
                                                       President and Secretary,
                                                       McMorgan & Company LLC;
                                                       Secretary, NYLIM Service
                                                       Company LLC, NYLCAP Manager
                                                       LLC, Madison Capital Funding
                                                       LLC and Institutional Capital
                                                       LLC (since October 2006);
                                                       Chief Legal Officer, The
                                                       MainStay Funds, MainStay VP
                                                       Series Fund, Inc., Eclipse
                                                       Funds and Eclipse Funds Inc.
                                                       (since 2003) and McMorgan
                                                       Funds (since 2005); Managing
                                                       Director and Senior Counsel,
                                                       Lehman Brothers Inc. (1998 to
                                                       1999); General Counsel and
                                                       Managing Director, JP Morgan
                                                       Investment Management Inc.
                                                       (1986 to 1998).

                          TERM OF OFFICE, POSITION(S)
                             HELD WITH COMPANY AND     PRINCIPAL OCCUPATION(S) DURING
NAME AND DATE OF BIRTH         LENGTH OF SERVICE                PAST 5 YEARS
----------------------    ---------------------------  ------------------------------
ARPHIELA ARIZMENDI        Indefinite; Treasurer and    Managing Director, Mutual Fund
10/26/56                  Principal Financial and      Accounting (since September
                          Accounting Officer, August   2006), and Director and
                          2006-2007 and since March    Manager of Fund Accounting and
                          2007                         Administration (2003 to August
                                                       2006), New York Life
                                                       Investment Management LLC;
                                                       Treasurer and Principal
                                                       Financial and Accounting
                                                       Officer, Eclipse Funds,
                                                       Eclipse Funds Inc., MainStay
                                                       VP Series Fund, Inc. (March
                                                       2006-2007 and since March
                                                       2007), The MainStay Funds and
                                                       McMorgan Funds (2005-2007 and
                                                       since March 2007), Assistant
                                                       Treasurer, NYLIFE Distributors
                                                       LLC; Assistant Treasurer, The
                                                       MainStay Funds, Eclipse Funds,
                                                       Eclipse Funds Inc., MainStay
                                                       VP Series Fund, Inc. and
                                                       McMorgan Funds (1992 to
                                                       December 2005).
STEPHEN P. FISHER         Indefinite; President since  President, The MainStay Funds,
2/22/59                   March 2007                   ICAP Funds, Inc., and MainStay
                                                       VP Series Fund, Inc. since
                                                       March 2007; Senior Managing
                                                       Director and Chief Marketing
                                                       Officer, New York Life
                                                       Investment Management LLC
                                                       since 2005, Managing
                                                       Director -- Retail Marketing,
                                                       New York Life Investment
                                                       Management LLC 2003 -- 2005;
                                                       President, The MainStay Funds,
                                                       MainStay VP Series Fund, Inc.,
                                                       Eclipse Funds and Eclipse
                                                       Funds Inc. (since March 2007);
                                                       Managing Director, UBS Global
                                                       Asset Management from 1999 to
                                                       2003.

                          TERM OF OFFICE, POSITION(S)
                             HELD WITH COMPANY AND     PRINCIPAL OCCUPATION(S) DURING
NAME AND DATE OF BIRTH         LENGTH OF SERVICE                PAST 5 YEARS
----------------------    ---------------------------  ------------------------------
PATRICK G. BOYLE          Indefinite; Executive Vice   Executive Vice President
11/24/53                  President since August 2006  (since 2002) and Senior
                                                       Managing Director (2000 to
                                                       2002), New York Life
                                                       Investment Management LLC
                                                       (including predecessor
                                                       advisory organizations) and
                                                       New York Life Investment
                                                       Management Holdings LLC;
                                                       Director, New York Life Trust
                                                       Company; Member of the Board
                                                       of Managers, Madison Capital
                                                       Funding LLC; Executive Vice
                                                       President, Eclipse Funds and
                                                       Eclipse Funds Inc. (since
                                                       2003); Senior Vice President,
                                                       Pension Department, New York
                                                       Life Insurance Company (1991
                                                       to 2000); Director, Eclipse
                                                       Funds Inc. (1990 to 2003);
                                                       Trustee, New York Life
                                                       Investment Management
                                                       Institutional Funds (2002 to
                                                       2003).
TONY H. ELAVIA            Indefinite; Senior Vice      Senior Managing Director, New
1/11/56                   President since August 2006  York Life Investment
                                                       Management LLC; Chief
                                                       Investment Officer, NYLIM
                                                       Equity Investors Group;
                                                       Executive Vice President, New
                                                       York Life Trust Company;
                                                       Senior Vice President, New
                                                       York Life Insurance and
                                                       Annuity Corporation; Senior
                                                       Vice President, Eclipse Funds
                                                       and Eclipse Funds Inc. (since
                                                       2005); Managing Director and
                                                       Senior Portfolio Manager,
                                                       Large Cap Growth team, Putnam
                                                       Investments (1998 to 2004).

                          TERM OF OFFICE, POSITION(S)
                             HELD WITH COMPANY AND     PRINCIPAL OCCUPATION(S) DURING
NAME AND DATE OF BIRTH         LENGTH OF SERVICE                PAST 5 YEARS
----------------------    ---------------------------  ------------------------------
SCOTT T. HARRINGTON       Indefinite; Vice             Director, New York Life
2/8/59                    President -- Administration  Investment Management LLC
                          since August 2006            (including predecessor
                                                       advisory organizations);
                                                       Executive Vice President, New
                                                       York Life Trust Company and
                                                       New York Life Trust Company,
                                                       FSB (since January 2006); Vice
                                                       President -- Administration,
                                                       MainStay VP Series Fund, Inc.,
                                                       The MainStay Funds, Eclipse
                                                       Funds and Eclipse Funds Inc.
                                                       (since 2005).
ALISON H. MICUCCI         Indefinite; Senior Vice      Senior Managing Director and
12/16/65                  President and Chief          Chief Compliance Officer
                          Compliance Officer since     (since March 2006) and
                          August 2006                  Managing Director and Chief
                                                       Compliance Officer (2003 to
                                                       February 2006), New York Life
                                                       Investment Management LLC and
                                                       New York Life Investment
                                                       Management Holdings LLC;
                                                       Senior Managing Director,
                                                       Compliance (since March 2006)
                                                       and Managing Director,
                                                       Compliance (2003 to February
                                                       2006), NYLIFE Distributors
                                                       LLC; Chief Compliance Officer,
                                                       NYLCAP Manager LLC; Senior
                                                       Vice President and Chief
                                                       Compliance Officer, The
                                                       MainStay Funds, MainStay VP
                                                       Series Fund, Inc., Eclipse
                                                       Funds and Eclipse Funds Inc.
                                                       (since June 2006); Vice
                                                       President -- Compliance, The
                                                       MainStay Funds, MainStay VP
                                                       Series Fund, Inc., Eclipse
                                                       Funds and Eclipse Funds Inc.
                                                       (until June 2006); Deputy
                                                       Chief Compliance Officer, New
                                                       York Life Investment
                                                       Management LLC (2002 to 2003);
                                                       Vice President and Compliance
                                                       Officer, Goldman Sachs Asset
                                                       Management (1999 to 2002).

                          TERM OF OFFICE, POSITION(S)
                             HELD WITH COMPANY AND     PRINCIPAL OCCUPATION(S) DURING
NAME AND DATE OF BIRTH         LENGTH OF SERVICE                PAST 5 YEARS
----------------------    ---------------------------  ------------------------------
MARGUERITE E.H. MORRISON  Indefinite; Secretary since  Managing Director and
3/26/56                   August 2006                  Associate General Counsel, New
                                                       York Life Investment
                                                       Management LLC (since 2004);
                                                       Managing Director and
                                                       Secretary, NYLIFE Distributors
                                                       LLC; Secretary, The MainStay
                                                       Funds, MainStay VP Series
                                                       Fund, Inc., Eclipse Funds and
                                                       Eclipse Funds Inc. (each since
                                                       2004); Chief Legal
                                                       Officer -- Mutual Funds and
                                                       Vice President and Corporate
                                                       Counsel, The Prudential
                                                       Insurance Company of America
                                                       (2000 to 2004).


---------------

* The officers listed above are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with the Company, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

OWNERSHIP OF SECURITIES

     As of December 31, 2006, the dollar range of equity securities owned beneficially by each Nominee in the Funds and in any regis-tered investment companies overseen by the Nominee within the same family of investment companies as the Fund was as follows:

                                                        AGGREGATE DOLLAR RANGE OF
                                                         EQUITY SECURITIES IN ALL
                                                          REGISTERED INVESTMENT
                                                          COMPANIES OVERSEEN BY
                              DOLLAR RANGE OF EQUITY      NOMINEES IN FAMILY OF
NAME                        SECURITIES IN THE COMPANY      INVESTMENT COMPANIES
----                        --------------------------  --------------------------
INDEPENDENT DIRECTOR NOMINEE
Susan B. Kerley             ICAP International Fund --        Over $100,000
                                    $1-$10,000
Alan R. Latshaw                        None                 $10,001 -- $50,000
Peter Meenan                ICAP Select Equity Fund --     $50,001 -- $100,000
                                $10,001 -- $50,000
                            ICAP International Fund --
                                $10,001 -- $50,000
Richard H. Nolan, Jr.                  None                        None
Richard S. Trutanic                    None                   $1 -- $10,000
Roman L. Weil                          None                   $1 -- $10,000
John A. Weisser, Jr.                   None                   Over $100,000
INTERESTED DIRECTOR NOMINEE
Brian A. Murdock            ICAP Select Equity Fund --        Over $100,000
                               $50,001 -- $100,000

COMPENSATION

     Independent Directors currently receive an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board meetings, plus reimbursement for travel and out-of-pocket expenses. The Chairman of the Board receives an additional retainer of $20,000 annually and the Audit Committee Chairman receives an additional retainer of $15,000 annually. The Funds pay their pro rata share of the above-referenced fees based on the net assets of the Funds and the other mutual funds in the Fund Complex for which the Independent Directors also serve as trustees or directors. Directors who are affiliated with NYLIM or its affiliates and the Company's officers do not receive compensation from the Company. The table below states the compensation received by Directors for the period from August 28, 2006, the date of their election to the Company's Board, until the end of the Company's fiscal year, December 31, 2006, from the Company and from certain other investment companies (as indicated) in the Fund Complex for the year ended December 31, 2006. In addition, the amounts show reflect an additional transition fee of $8,000 paid by the Company to each Director in connection with special meetings of the Board through December 31, 2006.

                               COMPENSATION TABLE

                                                PENSION OR                   TOTAL
                                                RETIREMENT                COMPENSATION
                                                 BENEFITS    ESTIMATED      FROM THE
                                  AGGREGATE      ACCRUED       ANNUAL     COMPANY AND
                                 COMPENSATION   AS PART OF    BENEFITS      THE FUND
                                     FROM          FUND         UPON      COMPLEX PAID
DIRECTOR                           COMPANY       EXPENSES    RETIREMENT   TO DIRECTORS
--------                         ------------   ----------   ----------   ------------
INDEPENDENT DIRECTORS
Lawrence Glacken...............   $18,035.62        $0           $0       $ 88,000.00
Susan B. Kerley................   $20,544.48        $0           $0       $108,000.00
Peter Meenan...................   $19,917.27        $0           $0       $103,000.00
Robert Mulhearn................   $18,035.62        $0           $0       $ 88,000.00

     If the shareholders approve this Proposal, it is expected that the compensation structure for the Directors will change such that the members of each board of directors/trustees in the Fund Complex will be compensated under a new, unified compensation structure. It is further expected that the Funds will pay their pro rata share of these fees based on the net assets of the Funds. A Director's total compensation from the Fund Complex as a whole may increase because each Director will serve on the boards of directors/trustees of all of the funds in the Fund Complex, rather than the board(s) on which the Nominees currently serve.

     It is expected that the Board of Directors will meet at least quarterly at regularly scheduled meetings. The current Directors were elected to the Board on August 28, 2006. During the fiscal year ended December 31, 2006, the Board held nine meetings, of which three meetings were held during the portion of the fiscal year in which the current Directors served on the Board. Each current Director attended at least 75% of the meetings of the Board held during the portion of the last fiscal year in which he or she was a Director, including the meetings of the Board's standing Committees on which such Director was a member. The Company does not hold annual meetings, and therefore, the Board of Directors does not have a policy with regard to Director attendance at such meetings.

BOARD COMMITTEES

     The Board of Directors oversees the Funds and the services provided to the Funds by NYLIM and the investment sub-advisor. The committees of the Board currently include the Audit Committee and Nominating Committee. The Board has also established a Valuation Committee and Valuation Subcommittee, each of which include members who are not Directors.

     Audit Committee. The purposes of the Audit Committee, which generally meets quarterly or more frequently as needed, are: (1) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; (3) to oversee the Company's compliance program and the compliance monitoring, supervision, and reporting by, and overall performance of, the Company's Chief Compliance Officer; and (4) to act as a liaison between the Company's independent auditors and the full Board of Directors. The current members of the Audit Committee are Peter Meenan (Chairman), Lawrence Glacken, Susan Kerley and Robert Mulhearn. There were five Audit Committee meetings held during the fiscal year ended December 31, 2006, of which two meetings were held during the portion of the last fiscal year in which the current Directors served on the Board.

     Nominating Committee. The purposes of the Nominating Committee are to: (1) evaluate the qualifications of candidates and make nominations for independent director membership on the Board; (2) nominate members of committees of the Board and periodically review committee assignments; and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. For the fiscal year ended December 31, 2006, the members of the Nominating Committee included all the Independent Directors: Peter Meenan, Lawrence Glacken, Susan B. Kerley and Robert P. Mulhearn. There was one Nominating Committee meeting held during the fiscal year ended December 31, 2006, of which one meeting was held during the portion of the last fiscal year in which the current Directors served on the Board. The Board of Directors has adopted a Nominating Committee Charter, which is attached to this Proxy Statement as Appendix A.

     The Nominating Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies regarding the consideration of Board member candidates, including nominees recommended by shareholders, which are attached to this Proxy Statement as Appendix B and summarized below. The summary is qualified in its entirety by the Candidate Policy. The Nominating Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

     In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating

Committee will consider potential candidates recommended by shareholders provided that: (i) the proposed candidates satisfy the Director qualification requirements; and (ii) the nominating shareholders comply with the Candidate Policy. Other than in compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder Director nominees in a different manner than other nominees, and the standard of the Committee is to treat all equally qualified nominees in the same manner.


     Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Company's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The current members of the Valuation Committee, on which one or more Directors may serve, are Arphiela Arizmendi, Alison H. Micucci, Marguerite E. H. Morrison, Peter Meenan, Lawrence Glacken, Susan B. Kerley, Robert P. Mulhearn, and Jae Yoon (Chairman). The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were four Valuation Committee meetings held during the fiscal year ended December 31, 2006, of which two meetings were held during the portion of the last fiscal year in which the current Directors served on the Board.



     Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The current members of the Valuation Subcommittee, on which one or more Directors may serve, are Arphiela Arizmendi, Ravi Akhoury, Alison H. Micucci and Marguerite E.H. Morrison. There were no Valuation Subcommittee meetings held during the fiscal year ended December 31, 2006.


SHAREHOLDER APPROVAL


     The Nominees for election as Directors at the Special Meeting will be elected by a majority of the total votes cast at the Special Meeting by the holders of shares present in person or by proxy and entitled to vote on such action. This Proposal applies on a Company-wide basis, and all Funds and classes thereof will vote together on this Proposal.

                              BOARD RECOMMENDATION

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
               VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO
                       THE BOARD OF DIRECTORS OF THE FUND

                               VOTING INFORMATION

     Voting of Proxies. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or by submitting your vote via telephone or the Internet, as detailed in the proxy card.

     Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by
(1) delivering to the Company written notice of the revocation, (2) delivering to the Company a proxy with a later date, or (3) voting in person at the Special Meeting. However, attendance at the Special Meeting will not, by itself, revoke a previously tendered proxy.

     In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted FOR the election of each Nominee as Director.

     Quorum Requirements. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals. The holders of one third of the outstanding shares of the Company on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum, unless applicable law requires each separate Fund or class of a Fund to vote on a Proposal separately. In such cases, one third of the outstanding shares of the applicable Fund or class will constitute a quorum. A chart reflecting the number of shares outstanding of each class of each of the Funds as of the Record Date is attached to this Proxy Statement as Appendix C.

     Effect of Abstentions and Broker "Non-Votes." The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes in favor of a Propo-sal. Therefore, abstentions and broker non-votes effectively will be votes against Proposal 1, for which the required vote is a majority of the shareholders voting at the meeting, in person or by proxy.

     Adjournments. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve one or more Proposals have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Proposal(s) and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal(s).

     Payment of Solicitation Expenses. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM. NYLIM may incur additional expenses as a result of this proxy solicitation. Proxies are solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of NYLIM, the Company, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose.

     NYLIM has retained Computershare, to provide proxy solicitation services in connection with the Special Meeting at an estimated cost of $42,784, which will be paid by NYLIM.

     Other Matters to Come Before the Special Meeting. The Company does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposals, it is the Company's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

     Future Shareholder Proposals. A shareholder may request inclusion in the Company's proxy statement and on the Company's proxy card for shareholder meetings certain proposals for action which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Company at 51 Madison Avenue, New York, NY 10010. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials. The timely sub-mission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Company is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Company's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                               OTHER INFORMATION

     Investment Advisor and Administrator. NYLIM, 51 Madison Avenue, New York, New York 10010, serves as the investment advisor and administrator for each Fund.

     Distributor. NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to an Distribution Agreement, dated June 30, 2006. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds' shares. The Distributor is a wholly-owned subsidiary of NYLIM.

     Independent Registered Public Accounting Firm: KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the Company's independent registered public accounting firm. KPMG is responsible for auditing the annual financial statements of the Funds. Representatives of KPMG are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Prior to August 2006, Ernst & Young LLP (E&Y") was the Company's independent registered public accounting firm.

     KPMG or E&Y, as applicable, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Certain information concerning the fees and services provided by KPMG or E&Y, as applicable, to the Fund and to NYLIM and its affiliates for the most recent fiscal year of the Company is attached at Appendix D.

     Shareholder Reports. The Company will furnish, without charge, to any shareholder upon request, a printed version of the most recent annual reports to shareholders of the Funds (and any subse-quent semi-annual reports). Such requests may be directed to the Company by contacting the Distributor of the Funds' shares by writing NYLIFE Distributors LLC, attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Please include the name or names of the specific Fund or Funds for which you request reports.

     Shareholder Communications. Shareholders may transmit written communications to the Board or one or more of the Directors by sending the communications to the attention of Marguerite E. H. Morrison, Secretary of the Company, at the following address: 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     Beneficial Share Ownership of Directors and Officers. As of the Record Date, the Directors, the Director Nominees, and the officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of each class of each Fund.

     Beneficial Share Ownership of Shareholders. As of the Record Date, the shareholders with respect to each Fund known by that Fund to beneficially own 5% or more of the outstanding interest of a class of that Fund's shares are identified at Appendix D.


     NYLIM and/or its affiliates have the discretion to vote some of the Funds' shares on this proposal. The Funds have been advised by NYLIM that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.


     "HOUSEHOLDING" OF PROXY STATEMENTS. The Company may furnish only one copy of this proxy statement to a household, even if more than one shareholder resides in the household, unless the Company has received contrary instructions from one or more of the household's shareholders. If you are a shareholder and would like additional copies of this proxy statement, please contact the Distributor by writing NYLIFE Distributors LLC, attn: The MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). If in the future you do not want the mailing of your proxy statement to be combined with other members of your household, or if the Company has furnished multiple proxy statements to your household and you would like the Company to furnish only one statement to your household in the future, please inform the Distributor in writing or via telephone at the address or telephone number listed above.

                                   APPENDIX A

                                ICAP FUNDS, INC.

                          NOMINATING COMMITTEE CHARTER

I.  FORMATION

     The Board of Trustees/Directors of Eclipse Funds, Eclipse Funds Inc. and ICAP Funds, Inc. (the "Board" of the "Funds") has established a Nominating Committee of the Board (the "Committee"), subject to the terms and conditions of this Charter.

II.  COMMITTEE NOMINATIONS

     A. The Committee shall nominate members of committees of the Board and periodically shall review committee assignments.

     B. The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

III.  OTHER POWERS AND RESPONSIBILITIES

     A. The Committee shall meet as necessary in connection with any vacancy on or addition to the Board, and otherwise from time to time as it deems appropriate to perform its responsibilities.

     B. The Committee shall have the resources and authority appropriate to discharge its responsibilities. It shall consult with counsel to the Funds concerning the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable to the selection and qualification of independent directors.

     C. The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

IV.  COMMITTEE COMPOSITION

     The Nominating Committee of the Funds shall be composed entirely of the Independent Trustees/Directors of the Funds. Other Trustees/Directors of the Funds, while not serving as members of the Committee, nonetheless will be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.

V.  BOARD NOMINATIONS

     A. In the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and make nominations for independent director membership on the Board.

     B. Persons nominated as Independent Trustees/Directors may not be "interested persons" of the Funds as that term is defined in the 1940 Act. With respect to such nominees, the Committee shall carefully evaluate their independence from any investment adviser or other principal service provider to the Funds. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

     C. In assessing the qualifications of a potential candidate for independent director membership on the Board, the Committee shall consider such other factors, as it may deem relevant.

VI.  REVIEW OF CHARTER

     1. The Committee will review this Charter from time to time and recommend any changes to the Board. This Charter, including any amendments to it, will be maintained in the records of the Funds.

                                   APPENDIX B

                                ICAP FUNDS INC.

             POLICIES FOR CONSIDERATION OF BOARD MEMBER CANDIDATES
                        (ADOPTED AS OF FEBRUARY 8, 2007)

     Pursuant to the Charter of the Nominating Committee ICAP Funds, Inc. (the "Nominating Committee" of the "Funds"), the Nominating Committee is charged with evaluating the qualifications of candidates to serve on the Board of Directors (the "Board") and with making nominations for members of the Board who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"). These Policies shall apply to the Nominating Committee's consideration of Board member candidates.

QUALIFICATION OF CANDIDATES

     In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. Specific desired qualities of Independent Director candidates are set forth in Schedule A to these Policies. The Nominating Committee may solicit suggestions for nominations from any source it deems appropriate. All qualified candidates will be treated equally in consideration by the Nominating Committee.

     No person shall be qualified to be a Board member unless the Nominating Committee, in consultation with legal counsel, has determined that such person, if selected or elected as a Board member, would not cause the Funds to be in violation of, or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Funds' organizational documents; or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors.

NOMINATIONS FROM SHAREHOLDERS

     While the Nominating Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Nominating Committee may consider nominations from shareholders of the Funds. Shareholders may submit for the Nominating Committee's consideration recommendations regarding potential candidates for service on the Board. Each eligible shareholder or shareholder group may submit no more than one candidate each calendar year.

     In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the candidate:

          (a) The candidate must satisfy all qualifications provided herein and in the Funds' organizational documents, including qualification as a possible Independent Director if the candidate is to serve in that capacity.

          (b) The candidate may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

          (c) Neither the candidate nor any member of the candidate's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

          (d) Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate's name was submitted, during the immediately preceding calendar year, or during the year when the candidate's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

          (e) The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

          (f) The candidate may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

          (g) A shareholder or shareholder group may not submit for consideration a candidate which has previously been considered by the Nominating Committee.
---------------

(1) Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

     In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the candidate:

          (a) The Nominating Committee only will consider shareholder submissions that are received within the one year immediately preceding the Nominating Committee's consideration of Board member candidates.

          (b) Any shareholder or shareholder group submitting a candidate must beneficially own, either individually or in the aggregate, more than 5% of the securities of a series of the Funds that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

     Shareholders or shareholder groups submitting candidates to the Nominating Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Funds' Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating Committee. This submission to the Secretary of the Funds must include:

          (a) Contact information for the nominating shareholder or shareholder group;

          (b) A certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has:
     (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination.

          (c) The candidate's contact information and the number of applicable Fund shares owned by the candidate;

          (d) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and

          (e) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating Committee and the Funds' Board. It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

                                   SCHEDULE A

                     RESPONSIBILITIES AND DESIRED QUALITIES
                            OF INDEPENDENT DIRECTORS

PRIMARY RESPONSIBILITIES

     The Independent Director's primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders. When considering Board member nominations, the Board will evaluate the diversity of professional experience represented by its current members, and may identify specific criteria for a new director to fill a targeted area of expertise. Some characteristics the Board may wish to consider are:

PERSONAL ATTRIBUTES

     - Public or private sector stature sufficient to instill confidence.

     - High personal and professional integrity.

     - Good business sense.

     - Able to commit the necessary time to prepare for and attend meetings.

     - Not financially dependent on trustee retainer and meeting fees.

SKILLS, EXPERIENCE AND QUALIFICATIONS FOR DECISION-MAKING

     - General understanding of financial issues, investing, financial markets and technology.

     - General understanding of investment company financial and operating structures.

     - First-hand knowledge of investing.

     - Experience in working in highly regulated and complex legal framework.

     - Demonstrated ability to maintain "independence" of management and other service agents while maintaining a constructive working relationship.

     - Ability to be critical, but not confrontational.

     - Demonstrated ability to contribute to Board and committee process.

     - Ability to consider diverse issues and make timely, well-informed decisions.

     - Familiarity with the financial services marketplace, especially the investment company industry.

     - Qualification as an "Audit Committee Financial Expert" (desired but not required).

                                   APPENDIX C

                   NUMBER OF SHARES OUTSTANDING IN EACH FUND
                             AS OF THE RECORD DATE

                                ICAP FUNDS, INC.

                        NUMBER OF      NUMBER OF     NUMBER OF                        NUMBER OF     NUMBER OF     NUMBER OF
                         CLASS A        CLASS B       CLASS C         NUMBER OF       CLASS R1      CLASS R2      CLASS R3
                          SHARES        SHARES         SHARES      CLASS I SHARES      SHARES        SHARES        SHARES
                       OUTSTANDING    OUTSTANDING   OUTSTANDING      OUTSTANDING     OUTSTANDING   OUTSTANDING   OUTSTANDING
                       ------------   -----------   ------------   ---------------   -----------   -----------   -----------
ICAP Equity Fund.....  247,884.5450       N/A        60,098.1550   21,898,884.9090   1,266.3210    25,668.7990    607.9960

ICAP Select Equity
Fund.................  701,885.7960       N/A       138,615.4330   37,362,087.0940   2,723.1790      659.9770     659.6730

ICAP International
Fund.................  828,242.0400       N/A       269,414.7410   14,982,950.5170     961.3260    64,544.7350    701.3260

                                   APPENDIX D

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     For purposes of the following information, NYLIM and any entity controlling, controlled by or under common control with NYLIM that provides ongoing services to the Company/Trust.

     (1) Audit Fees. The aggregate fees billed for each of the last two fiscal periods for the Company (the "Reporting Periods") for professional services rendered by KPMG or E&Y, as applicable, for the audit of the Company's annual financial statements, or services that are normally provided by KPMG or E&Y, as applicable, in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

FISCAL PERIOD ENDED                             AUDIT FEES
-------------------                             ----------
E&Y
12/31/05.....................................    $57,100
12/31/06.....................................    $ 7,300
KPMG
12/31/06.....................................    $77,150

     (2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by KPMG or E&Y, as applicable to the Company that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under paragraph (1) above are as follows:

FISCAL PERIOD ENDED                       AUDIT-RELATED FEES
-------------------                       ------------------
E&Y
12/31/05...............................        $17,600
12/31/06...............................        $14,100
KPMG
12/31/06...............................        $     0

         These fees were for selected agreed-upon procedures performed on the Registrant's semi-annual report to shareholders.

     (3) Tax Fees. The aggregate fees billed to the Company in the Reporting Periods for professional services rendered by KPMG or E&Y, as applicable for tax compliance, tax advice and tax planning for the last two fiscal periods were as follows:

FISCAL PERIOD ENDED                              TAX FEES
-------------------                              --------
E&Y
12/31/05......................................   $18,000
12/31/06......................................   $     0
KPMG
12/31/06......................................   $11,000

         These services primarily included preparation of federal, state and local income tax returns. Additionally, services included the preparation of excise tax returns and excise tax distribution requirements.

     (4) All Other Fees. The aggregate fees billed for products and services provided by KPMG or E&Y, as applicable, other than the services reported in paragraphs (1) through (3) of this Item were: (i) $3,000 by E&Y, during the fiscal year ended December 31, 2006, and (ii) $0, during the fiscal year ended December 31, 2005, by E&Y and (iii) $0, during the fiscal year ended December 31, 2006 by KPMG.

     All non-audit fees billed for services rendered to the Funds for the fiscal years ended December 31, 2006 and December 31, 2005, by E&Y and by KPMG for the fiscal year ended December 31, 2006 are disclosed in paragraphs (2) through (4) above.

     The aggregate non-audit fees billed by KPMG or E&Y, as applicable for services rendered to the Service Affiliates for the last two fiscal years were approximately: (i) $0 for the year ended December 31, 2005, and (ii) $0, for the year ended December 31, 2006.

     The Company's Audit Committee has considered whether the provision of non-audit services that were rendered to the Company's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Company that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

     Pursuant to the Company's Audit Committee Charter, the Audit Committee has adopted Pre-approval Policies and Procedures (the "Procedures") to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Company by its independent registered public accounting firm, and (ii) all permissible non-audit services to be provided by such independent accounting firm to any of the Funds' Service Affiliates if the engagement directly impacts the Company's operations and financial reporting.

     In accordance with the Procedures, the Committee is responsible for the engagement, with the approval of a majority of the Independent Directors, of the independent registered public accounting firm to certify the Company's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Company and its Service Affiliates, the Procedures provide that the Committee may annually consider and/or pre-approve a list of the types of services the Company may request from the independent registered public accounting firm in that fiscal year. In addition, the Committee may pre-approve non-audit services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to one or more of its members who are Independent Directors (the "Designated Member") to pre-approve or refer to the full Audit Committee any proposed non-audit services that have not been previously approved by the Committee or any proposed material change in the nature or extent of any non-audit services previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent registered public accounting firm's provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

                                   APPENDIX E

                        SHARE OWNERSHIP OF SHAREHOLDERS

                                ICAP FUNDS, INC.

     As of the Record Date, the shareholders with respect to each Fund were known by that Fund to own of beneficially 5% or more of the outstanding interest of a class of that Fund's shares are described below:

MAINSTAY ICAP EQUITY FUND:

                                                          AMOUNT OF
TITLE OF              NAME AND ADDRESS OF                 BENEFICIAL     PERCENT OF
CLASS                   BENEFICIAL OWNER                  OWNERSHIP        CLASS
--------   ------------------------------------------   --------------   ----------
C          Merrill Lynch Pierce Fenner & Smith Inc --       8,974.2340      14.93%
           For The Sole Benefit Of Its Customers
           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484
C          New York Life Trust Company                      4,356.5460       7.25%
           Custodian for The Ira Of
           Aristile C Broussard
           402 W Russell Ave.
           Welsh LA 70591-4740
I          Charles Schwab & Co Inc.                     2,944,665.5890      13.45%
           Special Custody Account For Benefit Of
           Customers
           Mutual Fund Operations
           101 Montgomery St.
           San Francisco CA 94104-4151
I          Fidelity Investments Institutional           6,192,209.0380      28.28%
           Operations Co Inc.
           As Agent For Certain Employee Benefit
           Plan Mail Zone Kwic
           100 Magellan Way
           Covington KY 41015-1999
I          Wells Fargo Bank West NA County Of Los       1,247,934.6620       5.70%
           Angeles
           401k Savings Plan
           C/O Great West Record Keeper
           8515 E Orchard Rd., 2t2
           Englewood CO 80111-5002
R1         New York Life Investment Mgmt                      608.7260      48.07%
           Attn Al Leier
           169 Lackawanna Ave
           Parsippany NJ 07054-1007
R1         Pershing LLC                                       194.8300      15.39%
           P O Box 2052
           Jersey City NJ 07303-2052
R1         Stephen V Simpson                                  373.9550      29.53%
           Jackie B Simpson
           Jt. Ten.it
           Po Box 204 Plantersville AL 36758-0204

                                                          AMOUNT OF
TITLE OF              NAME AND ADDRESS OF                 BENEFICIAL     PERCENT OF
CLASS                   BENEFICIAL OWNER                  OWNERSHIP        CLASS
--------   ------------------------------------------   --------------   ----------
R1         New York Life Trust Company                         88.8100       7.01%
           Cust For The Ira Of
           John M Thompson
           26 Emily Lane
           Lemont IL 60439-6403
R2         New York Life Trust Company                     25,060.3050      97.63%
           Client Accounts
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007
R3         New York Life Investment Mgmt                      607.9960     100.00%
           Attn Al Leier
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007

MAINSTAY ICAP SELECT EQUITY FUND:

                                                        AMOUNT OF
TITLE OF             NAME AND ADDRESS OF               BENEFICIAL      PERCENT OF
CLASS                 BENEFICIAL OWNER                  OWNERSHIP        CLASS
--------   ---------------------------------------   ---------------   ----------
C          Merrill Lynch Pierce Fenner & Smith           21,804.9640      15.73%
           Inc -- For The Sole Benefit Of Its
           Customers
           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484
I          National Financial Services Corp           7,591,543.7620      20.32%
           1 World Financial Ctr
           New York NY 10281-1003
I          PFPC Wrap Services                         3,774,405.5910      10.10%
           FBO Morningstar Mp Clients
           760 Moore Rd
           King Of Prussia PA 19406-1212
I          Charles Schwab & Co Inc.                  12,322,023.5650      32.98%
           Special Custody Account For
           Benefit Of Customers
           Mutual Fund Operations
           101 Montgomery
           San Francisco CA 94104-4151
R1         First Clearing, LLC                              448.0340      16.45%
           Bruce W Thompson R/O Ira
           FCC As Custodian
           1621 Morningside Ct.
           Kannapolis NC 28081-5790
R1         First Clearing, LLC                              398.2530      14.62%
           Stanley Lippman Ttee
           Stanley Lippman
           One St. Francis Place #5505
           San Francisco CA 94107-1339
R1         New York Life Investment Mgmt                    660.2180      24.24%
           Attn Al Leier
           169 Lackawanna Ave
           Parsippany NJ 07054-1007
R1         Pershing LLC                                     246.9770       9.07%
           P.O. Box 2052
           Jersey City NJ 07303-2052

                                                        AMOUNT OF
TITLE OF             NAME AND ADDRESS OF               BENEFICIAL      PERCENT OF
CLASS                 BENEFICIAL OWNER                  OWNERSHIP        CLASS
--------   ---------------------------------------   ---------------   ----------
R1         Pershing LLC                                     969.6970      35.61%
           P O Box 2052
           Jersey City NJ 07303-2052
R2         New York Life Investment Mgmt                    659.9770     100.00%
           Attn Al Leier
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007

MAINSTAY ICAP INTERNATIONAL FUND:

                                                        AMOUNT OF
TITLE OF             NAME AND ADDRESS OF                BENEFICIAL     PERCENT OF
CLASS                  BENEFICIAL OWNER                 OWNERSHIP        CLASS
--------   ----------------------------------------   --------------   ----------
A          Merrill Lynch Pierce Fenner & Smith           88,636.7870      10.70%
           Inc -- For The Sole Benefit Of Its
           Customers
           Attn: Fund Administration 97t89
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484
C          Merrill Lynch Pierce Fenner & Smith           80,273.0180      29.80%
           Inc -- For The Sole Benefit Of Its
           Customers
           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484
I          National Financial Services Corp           2,733,709.2190      18.25%
           1 World Financial Ctr
           New York NY 10281-1003
I          Charles Schwab & Co Inc Special Custody    5,401,310.4290      36.05%
           Account For Benefit Of Customers
           Mutual Fund Operations
           101 Montgomery
           San Francisco CA 94104-4151
R1         New York Life Investment Mgmt                    702.1240      73.04%
           Attn: Al Leier
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007
R1         Pershing LLC                                     259.2020      26.96%
           P.O. Box 2052
           Jersey City NJ 07303-2052
R2         New York Life Trust Company                   63,791.7450      98.83%
           Client Accounts
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007
R3         New York Life Investment Mgmt                    701.3260     100.00%
           Attn: Al Leier
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007

                               FORM OF PROXY CARD

                                ICAP FUNDS, INC.
            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 4, 2007

The undersigned shareholder of the [Funds owned] hereby constitutes and appoints Marguerite E.H. Morrison, Jeffrey Engelsman. and Thomas Lynch or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund(s) held in his or her name on the books of the Fund(s) and which he or she is entitled to vote at the Special Meeting of Shareholders to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on May 4, 2007, beginning at 11:30 a.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Funds and the Proxy Statement dated February 23, 2007.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

                                        Please mark, sign, date and return the
[ADDRESS LINE 1]                        Proxy Card promptly using the enclosed
[ADDRESS LINE 2]                        envelope.
[ADDRESS LINE 3]
[ADDRESS LINE 4]                        DATE:
[ADDRESS LINE 5]                              ----------------------------------
[ADDRESS LINE 6]
[ADDRESS LINE 7]
[ADDRESS LINE 8]                        SIGNATURE(S):
[ADDRESS LINE 9]                                      --------------------------

                                        NOTE: Please sign exactly as your name
                                        appears on the account. When shares are
                                        held by joint tenants, both should sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please provide full title as such. If a
                                        corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer and if a partnership, please sign in full partnership name by authorized person.

                                        [ ]  Please check this box if you plan
                                             to attend the Special Meeting.

--------------------------------------------------------------------------------
                              - PLEASE FOLD HERE -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ICAP FUNDS, INC. (THE "COMPANY"), WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

     PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

     -    TOUCHTONE: To vote by phone call
          toll free 1-866-458-9850 and follow
          the recorded instructions.

     -    INTERNET: Vote on the internet at     VOTING CONTROLL ID: [1234578910]
          https://vote.proxy-direct.com and
          follow the on-screen instructions.    CHECK DIGIT ID:     [123]

     -    MAIL: Return the signed proxy card
          in the enclosed envelope.

IF YOU WOULD LIKE TO VOTE OVER THE PHONE, PLEASE CALL 1-800-821-2712. REPRESENTATIVES ARE AVAILABLE TO RECORD YOUR VOTING INSTRUCTION QUICKLY OVER THE PHONE. THEY ALSO ARE AVAILABLE TO ANSWER ANY QUESTIONS YOU MAY HAVE REGARDING THE PROXY MATERIALS.

                               PLEASE VOTE TODAY.

                     SEE THE REVERSE SIDE FOR THE PROPOSAL.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

To elect the following eight individuals as Directors of the Board:

1.   Susan B. Kerley

2.   Alan R. Latshaw

3.   Peter Meenan

4.   Richard H. Nolan, Jr.

5.   Brian A. Murdock

6.   Richard S. Trutanic

7.   Roman L. Weil

8.   John A. Weisser, Jr.

           [ ] FOR ALL [ ] WITHHOLD ALL [ ] FOR ALL EXCEPT [ ] ABSTAIN

                                        To withhold authority to vote for one or more nominees, write the nominee's number(s) on the line below.

                                        ----------------------------------------

      PLEASE BE SURE TO SIGN ON THE REVERSE SIDE BEFORE MAILING THIS PROXY